Connecticut General Life Insurance Company
                      CG Variable Annuity Separate Account



Supplement Dated September 6, 2002 to:

AIM/CIGNA Heritage Variable Annuity Prospectus dated May 1, 2002

FOR ALL CUSTOMERS:
Effective September 30, 2002, the following change is made on page 14 in the section "Investment Alternatives: The Variable Sub-Account" in the above referenced variable annuity prospectuses for all customers.

To change and replace in its entirety:


From:
AIM V.I. Core Equity Fund Growth of Capital of Capital with a secondary objective of current income

To:
AIM V.I. Core Equity Fund  Growth of Capital


FOR NEW YORK CUSTOMERS ONLY:
The following changes are being made to correct a printing error regarding the description of the Death Benefit for New York customers. The effect of the following is to remove references to the Maximum Anniversary Value and the Enhanced Death Benefit Endorsement which are not available in New York:

         On page 7, add the following to the last bullet-point under the heading DEATH BENEFIT:

                  (not available in New York)

         On page 19, add the following to the last sentence under the heading SPOUSAL CONTINUATION:

                  (the Maximum Anniversary Value feature is not available
                   in New York)

         On page 19, add the following to the last bullet-point under the heading AMOUNT OF DEATH BENEFIT

                  (not available in New York)

         On page 19, add the following after the last bullet-point under the heading AMOUNT OF DEATH BENEFIT

                  (The following discussion regarding the Maximum Anniversary Value does not apply to New York customers. The feature is not available in New York.)